STOCK REPURCHASE AGREEMENT

     THIS STOCK REPURCHASE AGREEMENT (this "Agreement") is made effective as of August 19,1998, by and between Premier Brands, Inc., a Utah corporation ("Premier"), with its principal place of business at 268 West 400 South, Suite 300, Salt Lake City, Utah 84 1 01 and Keith R. Lipscomb ("Keith"), residing at 9571 Onset Circle, Huntington Beach, California 92646.

                                    PREMISES

          A. Keith owns seven hundred thirty three thousand sixty (733,060) pre-reverse split shares of common stock of Premier (the "Shares").

          B. Premier is interested in reacquiring the Shares from Keith in exchange for retention by Keith of ownership of a certain quantity of sports trading cards and of two (2) parcels of land situated on the Island of Hawaii in the State of Hawaii.

                                    AGREEMENT

         BASED on the above Premises, which are hereby incorporated by this reference and in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the sufficiency of which is hereby expressly acknowledged, Keith and Premier agree as follows:

1. PURPOSE

     On the basis of the representations contained herein and subject to the terms and conditions set forth herein, Premier agrees to repurchase the Shares from Keith in exchange for retention by Keith of the aforementioned sports trading cards and two (2) parcels of land.

2. DELIVERY OF THE SHARES

          A. Keith shall deliver the certificates representing the Shares to Premier with his execution of this agreement, along with signed stock powers bearing Medallion stamped signature guaranties .

          B. Premier, by execution of this agreement, grants to Keith possession of both the sports trading cards and the two (2) parcels of land on the Island of Hawaii.

3. REPRESENTATIONS AND WARRANTIES OF KEITH
   Keith hereby represents and warrants to Premier that:

          A. Authority. This Agreement has been duly executed by Keith. The execution and performance of this Agreement will not violate or result in a breach of, or constitute a default in any agreement, instrument, judgement, order or decree to which Keith is a party or to which he is subject.

          B. Transfer. Keith transfers the title to the Shares to Premier.

          C. Information. No representation or warranty contained herein, nor statement in any document, certificate or schedule furnished or to be furnished pursuant to this Agreement by Keith


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          in connection with the transaction  contemplated  hereby,  contains or contained any untrue statement of a material fact, nor does or will omit to state a material fact necessary to make any statement of fact contained herein not misleading.

4.  REPRESENTATIONS  AND  WARRANTIES OF PREMIER

Premier hereby represents and warrants to Keith that: A. Authority. This Agreement has been duly executed by Premier. The execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgement, order or decree to which Premier is a party or to which Premier is subject nor will such execution and performance constitute a violation of or conflict with any fiduciary duty to which Premier is subject.

         B.       Security Compliance.  Premier hereby represents to Keith that:

                    (i)   Premier   is   acquiring   the  Shares  in  a  private
                    transaction.

                    (ii) Premier will not sell, transfer or otherwise dispose of the Shares except in compliance with the Securities Act of 1933, as amended (the "Securities Act").

5. TERMINATION

Either party may terminate this Agreement at anytime prior to the date of Closing if there is any actual or threatened action or proceeding by or before any court or any other governmental body which seeks to restrain, prohibit, or invalidate the transactions which this Agreement contemplates and which, in the judgment of the party giving notice to terminate and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions which this Agreement contemplates.

6.       MISCELLANEOUS

          A. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

          Premier  Brands,  Inc.
          268 West 400,  Suite 300
          Salt Lake City,  Utah 84101
          Attention: Richard D. Surber

          Keith R. Lipscomb
          9571 Onset Circle
          Huntington Beach, California 92646

          or to any other address which the parties may hereafter designate by notice. All notices shall be deemed to have been given as of the date of receipt.

          B. Entire Agreement. This instrument sets forth the entire agreement between the parties hereto and no prior written or oral statement or agreement shall be recognized or enforced.


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          C. Severability.  If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect. The clauses and provisions which the Court determines are void, illegal o r unenforceable shall be limited so that they remain in effect to the extent permissible by law.

          D. Assignment. Neither party may assign this Agreement without the express prior written consent of the other party. However, if the other party consents to the assignment such assignment will bind and inure to the benefit of the assignee.

          E. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Utah, the state in which this Agreement will be performed.

          F. Venue. To the extent permitted by law, the parties agree that the federal and local courts in Utah shall have exclusive personal and subject matter jurisdiction and venue for any claim or dispute between the parties, irrespective of the nature or source of the claim or dispute. The parties made this arrangement because: the parties mutually desire to remove uncertainty as to such matters; one or more of the parties and their property are located in Utah; and this Agreement has been negotiated and executed and will be performed in Utah.

          G. Waiver of Jury Trial. To the extent permitted by law, the parties hereby irrevocably waive a jury trial in the event of litigation. The parties included this provision because of the cost and delay of a jury trial and because the parties believe that a jury trial would not be necessary to resolve any dispute or claim between them.

          H. Attorney's Fees. If either party institutes legal action or other proceeding (including, but not limited to, arbitration to enforce or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute between the parties, the successful or prevailing party will be entitled to recover reasonable attorneys fees. Attorney's fees shall include fees for appeals, collections and other expenses incurred in such action or proceeding. Legal fees shall be awarded in addition to any other relief to which the prevailing party may be entitled.

          I. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer, any rights or remedies upon any person other than the parties hereto and their successors.

          J. Counterparts. The parties understand and agree that they may execute this Agreement in any number of identical counterparts, via facsimile or mail, Each counterpart shall be deemed an original for all purposes.

          K. Further Assurances. At any time and from time to time, after the date of this Agreement, each party will execute such additional instruments and take such actions as are reasonably necessary to confirm or perfect title to the Shares or otherwise to carry out the intent and purposes of this Agreement.

          L. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right or remedy at law, or in equity, and may be enforced concurrently herewith. No waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At

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          any time prior to the Closing Date, this Agreement may be amended by a writing signed by both parties. Any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

          M. Headings. The section and subsection headings in this Agreement are inserted for convenience only. In the event of a conflict between a heading and the text of this Agreement, the text shall control the meaning and interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Stock Repurchase Agreement. EXECUTED AS OF THIS 19th day of August, 1998.

                  "Premier Brands"



                  /s/ Richard Surber
                 ----------------------
                  Richard D. Surber

                  /s/ Keith R. Lipscomb
                 ----------------------
                  Keith R. Lipscomb

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